Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent events
Subsequent events

(35) Subsequent events

Bayer informed Evotec at the beginning of February 2022 about its decision to discontinue the development of the investigational P2X3 receptor antagonist eliapixant (BAY1817080), which stems from a former Evotec/Bayer multi-target research alliance.

As a consequence of Bayer’s decision, Evotec regains the rights to all P2X3 assets on request. The Company will evaluate the underlying data as soon as they are made available and will evaluate all options.

With the Russia/Ukraine conflict, Evotec is facing since February 2022 high procurement risks in the short term due to increasing electricity and gas prices for entities purchasing gas and electricity on the Spot market. We also see a risk of increasing transportation costs due to higher transport times and on-charging of costs from our suppliers.

Hamburg, 30 March 2022

Dr. Werner LanthalerDr. Cord DohrmannDr. Craig JohnstoneEnno Spillner